                                                             EXHIBIT 10.27.2

             MARKETING/ADMINISTRATION FUND AND INCENTIVE AGREEMENT
             -----------------------------------------------------

THIS MARKETING/ADMINISTRATION FUND AND INCENTIVE AGREEMENT dated for reference purposes only, December 23, 1998, by and between Hilton Hotels Corporation, a
 Delaware corporation (herein after referred to as "HHC"), and CAIS, Inc., a
                        Virginia corporation ("CAIS").


                                  WITNESSETH:

WHEREAS, CAIS and HHC have entered into that certain Master License Agreement dated 199_ (the "Master Agreement"); and

WHEREAS, the parties desire to promote and advertise the services described in Master Agreement (the "Services") to HHC's customers; and,

WHEREAS, CAIS desires to contribute funds for such promotions and advertising;
and

NOW, THEREFORE, the parties acknowledge and agree as follows:

          1.  Corporate Incentive Payments. An Incentive Payment shall be paid
              ----------------------------
              to HHC based on the number of corporate owned or managed Hotels that participate in the Services during the term of the Agreement as provided below:

              a. For each corporate owned or managed Hotel Property having 1,000 or greater Guest Rooms (a current example of which is listed on Schedule 1), HHC shall be eligible for the Incentive Plan Payments set forth below in years 3-5. The parties agree that HHC shall from time to time update Schedule 1 to include all HHC corporate owned or managed hotel properties. HHC will notify CAIS if there are changes to Schedule 1.

              b. For corporate owned or managed Hotel Properties having fewer than 1,000 Guest Rooms, HHC shall be eligible for the Incentive Plan Payments in years 4-5. The parties agree that HHC shall from time to time update Schedule 1 to include all HHC corporate owned or managed hotel properties.

              c. The Incentive Payment percentage within each size category shall be multiplied by the aggregate Usage Fees (as defined in paragraph 4 of Master Agreement) for the participating corporate owned or managed hotels in that size category, and the resulting total shall be paid directly to HHC at its offices in Beverly Hills on the fifteenth (15th) day of each month applicable to the month immediately preceding.

              d. For purposes of the Payment Matrix below, the participation percentage
              shall be based on (i) corporate owned or managed Hotels in a particular Room Size category that are operating the Service during the month for which the incentive payment would apply, as a percentage of (ii) all corporate owned or managed Hotels in that Room Size Category.

Corporate Incentive Payment Matrix
----------------------------------

             Corporate Owned or Managed Hotel Properties Operating the
             Service as Percentage of all Schedule 1 Corporate Owned or
                     Managed Hotel Properties in Size Category

                        *%              *%              *%
                    -------------------------------------------
                                     Incentive
                                     ---------
Room Size
---------
1,000 and greater       *%              *%              *%
500 - 1,000             *%              *%              *%
300 - 500               *%              *%              *%
299 and fewer           *%              *%              *%

          2.  Marketing and Administration Fund. In a manner approved by HHC,
              ---------------------------------
              CAIS shall set up an account (The "Account") to pay advertising and administration costs and fees incurred by HHC and third parties as mutually approved HHC and CAIS. CAIS shall provide funds for the Account with monthly contributions as follows:

              a. For any 1,000 and greater Room Size Hotels (e.g. owned, managed or franchised), (i) during the first 2 Years of the term following installation and deployment of Service at such Hotel, $* per month for each wired Guest Room and Meeting Room (up to a maximum of 200 rooms per hotel), (ii) during the subsequent 3 Years of the term, $* per month for each wired Guest Room and Meeting Room (up to a maximum or 200 rooms per hotel);

              b. For all other participating Hotels, during the first 2 Years of the term following installation and deployment of the Service at such Hotel Property, $* per month for each wired Guest Room and Meeting Room (up to a maximum of 200 rooms per hotel).

---------------------
* Confidential Treatment Requested. The redacted material has been separately filed with the Commission.

        c. For each participating Hotel that is not corporate owned or managed, during years 3 through 5, in the event the occurrence or use by customers in Guest Rooms (only) meets or exceeds * (*%) percent with respect to wired Guest Rooms at such Hotel, $ * per month per wired Guest and Meeting
Room (up to maximum of 200 rooms per Hotel) during each month such *% rate is achieved.

     Monthly contributions would be due and payable to the Account from CAIS by the 15th of the month applicable to the month immediately preceding. The marketing program would be administered by CAIS with HHC's prior written approval, to ensure that advertising content is consistent with the content of each Parties' advertising program. Each party shall have the right to review and approve the program's advertising and marketing materials for this purpose. The advertising fund shall be used by the Parties exclusively for purposes of promoting and marketing the CAIS service.

     3. Marketing and Public Relations.
        ------------------------------

           a.    Public Relations Program. The Parties agree to implement a
                 ------------------------
                 joint public relations program including a series of joint press release, media interviews, and on-going handling of media inquiries, as determined and mutually agreed to by the Parties. This program is to include the joint announcement of the Parties Agreement through traditional press releases, postings on each Party's web site(s), and the establishment of appropriate hyperlinks between both Parties' web sites.

           b. HHC shall be permitted to identify the Services in HHC's marketing and related material to promote the Services. Except for such use and for use for the purposes of identification of the Services, no right, title, interest, or license in or to any trademark for service mark of either party or of its agents, subcontractors, representatives, affiliates and/or of any third party involved with any aspect of the Service is granted to the other party under this Agreement. CAIS shall be permitted to identify the participating Hotels as "OverVoice Hotels" in marketing and related material to promote the CAIS' services. Except as provided herein, no party may otherwise use the name, logos, trade names, service marks, trademarks, printed materials, or art work of any other party, or of any third party, in any promotional or advertising material without the prior consent of such party or such third party.

          4.     MISCELLANEOUS
          --------------------

                 a. This Agreement is made subject to all local, state and federal laws and

* Confidential Treatment Requested. The redacted material has been separately filed with the Commission.

regulations now or hereafter in force, and shall not be modified or extended (other than as set forth herein) except by an instrument duly signed by HHC and CAIS and approved by HHC. Waiver of a breach of any provisions hereof under any circumstances will not constitute a waiver of any subsequent breach of such provision or of a breach of any other provision of this Agreement.

               b. HHC and CAIS represent and warrant to each other that no broker is involved in connection with this transaction and each party agrees to indemnify and hold the other harmless from and against the claims of any broker (if any), made in connection with this transaction.

               c. This Agreement shall be governed by and constructed in accordance with the laws of the state of California.

               d. This Agreement shall be binding upon the parties, and their permitted successors and assigns.

               e. HHC and CAIS agree to do any further acts and execute such additional documents as the other may reasonably require to confirm this Agreement and carry out the purpose of this Agreement.


          5. SEVERABILITY
             ------------

        It is agreed that if any provision of this Agreement shall be determined to be void by any court of competent jurisdiction, then such determination shall not affect any other provision of this Agreement and all such other provisions shall remain in full force and effect, and it is the intention of the parties hereto that if any provision of the license is capable of two constructions, one of which would render the provision void and the other of which would render the provision valid, then the provision shall have the meaning which renders it valid.

          6. DISPUTE RESOLUTION
             ------------------

        A. If there is any dispute, claim or controversy, other than one involving HHC's right to seek equitable relief, between the parties arising out of or relating to this Agreement (a "Disputed Matter"), the parties shall attempt to amicably resolve such Disputed Matter in good faith. If the initial efforts to resolve such Disputed Matter are not successful, the parties shall submit the Disputed Matter jointly to the respective senior officers of HHC and CAIS. If such senior officers cannot reach a mutually agreeable resolution of the Disputed Matter within ten (10) business days after reference of the matter to them, either party may elect to have the Disputed Matter settled in accordance with the arbitration procedures detailed in Paragraph B attached hereto. Without limiting the generality of the foregoing, the parties expressly agree that any and all disagreements regarding whether an issue is a Disputed Matter under this Section shall be settled in accordance with the arbitration procedures defined in Paragraph B.

        B. Arbitration Procedures
           ----------------------

        (i)    Rules Jurisdiction. Any Disputed Matter (as defined in the
               ------------------
agreement in which this exhibit is attached) shall be settled by final and binding arbitration in the City of Los Angeles, California, and, except as herein specifically stated, in accordance with the commercial arbitration rules of the American Arbitration Association ("AAA Rules") then in effect, subject to the provisions of the United States Arbitration Act 9 U.S.C. and 1 et seq.
                                                                   -------
("Title 9"). To the extent the AAA Rules conflict with, or are supplemented by, the provisions of Title 9, the provisions of Title 9 shall govern over any conflicting rules that may now or hereafter be contained in either the AAA Rules or Title 9. Any judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction of the subject matter thereof. The arbitrators shall have the authority to grant any equitable and legal remedies that would be available in any judicial proceeding instituted to resolve a disputed matter. The parties hereby submit to the in personam jurisdiction of
                                                  -- --------
the Superior Court of Los Angeles County and the Federal District Court for the Central District of California for purposes of confirming any such award and entering judgment thereon.

        (ii)   Compensation of Arbitrators. Any such arbitration shall be
               ---------------------------
conducted before a panel of three arbitrators who shall be compensated for their services at a rate to be determined by the parties or by the American Arbitration Association but based upon normal and reasonable hourly or daily consulting rates for the neutral arbitrator in the event the parties are not able to agree upon his or her rate of compensation.

        (iii)  Selection of Arbitrators. Within five (5) business days of notice
               ------------------------
by a party seeking arbitration under this provision, the party requesting arbitration shall appoint one person as an arbitrator and within fifteen (15) business days thereafter the other party shall appoint the second arbitrator. Except with the other party's prior, express and written consent, no arbitrator may be appointed who is employed by, or who is engaged by, or who has been engaged within one (1) year by, any entity that is a major competitor of either party. Within twenty (20) business days after the appointment of the second arbitrator, the two arbitrators so chosen shall mutually agree upon the selection of the third impartial and neutral arbitrator. The majority decision of the arbitrators will be final and conclusive upon the parties hereto.

        (iv)   Payment of Costs. Each party hereby agrees to pay one-half (1/2)
               ----------------
of the compensation to be paid to the arbitrators in any such arbitration and one-half (1/2) of the costs of transcripts and other expenses of the arbitration proceedings; provided, however, that the prevailing party in any arbitration shall be entitled to an award of reasonable attorneys' fees and costs, arbitrators' fees and costs, fees and costs of expert witnesses and all other costs of arbitration to be paid by the losing party.

        (v)    Evidence and Discovery. The parties shall be entitled to conduct
               ----------------------
discovery proceedings to the fullest extent permissible under California law and the Federal Rules of Evidence.

        (vi)   Burden of Proof. For any claim submitted to arbitration, the
               ---------------
burden of proof shall be as it would be if the claim were litigated in a judicial proceeding. All testimony of witnesses shall be taken under oath and shall be subject to the Federal Rules of Evidence.

        (vii)  Judgement. Upon the conclusion of any arbitration proceedings,
               ---------
hereunder, the arbitrators shall render findings of fact and conclusions of law and a written opinion setting forth the basis and reasons for any decision reached by them and shall deliver such documents to each party to the Agreement along with a signed copy of the award.

        (viii) Terms of Arbitration. The arbitrators chosen in accordance with
               --------------------
these provisions shall not have the power to alter, amend or otherwise affect the terms of these arbitration provisions or the provisions of the Agreement.

        (ix)   Exclusive Remedy. Except as specifically provided in this
               ----------------
Agreement, arbitration shall be the sole and exclusive remedy of the parties for any disputed matter arising out of such agreement.

        (x)    Arbitration Confidential. Neither party will disclose the
               ------------------------
               existence of any arbitration proceedings hereunder, nor the outcome thereof, except: (i) insofar as such disclosure is reasonably necessary to carry out and make effective the terms of this Agreement, including without limitation, pleadings or other documents filed seeking entry of judgement upon an award of the arbitrators; (ii) insofar as a party hereto is required by law to respond to any demand for information from any court, governmental entity, or governmental agency, or as may be required by federal or state securities laws; (iii) insofar as disclosure is necessary to be made to a party's independent accountants for tax or audit purposes; (iv) insofar as disclosure is necessary to be made to a party's attorneys for purposes of rendering advice or services relating to this Agreement; and (v) insofar as the parties may mutually agree in writing.

        7. TERM
           ----

        This Agreement shall commence and terminate on the same dates the Master Agreement commences and terminates.

        IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of date first above written.

Hilton Hotels Corporation,              CAIS, Inc.,
a Delaware corporation                  a Virginia corporation

By:  /s/ [SIGNATURE ILLEGIBLE]          By:  /s/ Laura A. Newman
   ---------------------------             ---------------------------
                                                 Laura A. Newman
   ---------------------------             ---------------------------
   Its:  Senior Vice President             Its:  Vice President
                                           ---------------------------

Schedule 1 to Marketing/Administration Fund and Incentive (the "Agreement") dated December 23, 1998, by and between Hilton Hotels Corporation. a Delaware corporation ("HHC), and CAIS, Inc., a Virginia corporation ("CAIS).

                   List of Hotels Corporate Owned or Managed
                   -----------------------------------------

Legal Name                                         City              State     Country     Total Rooms
----------                                         ----              -----     -------     -----------
MORE THAN 1000 ROOMS
Hilton Hawaiian Village                            Honolulu            HI         US            2545
Hilton New York & Towers                           New York            NY         US            2040
Hilton San Francisco & Towers                      San Francisco       CA         US            1896
Palmer House Hilton                                Chicago             IL         US            1639
Hilton New Orleans Riverside                       New Orleans         LA         US            1600
Hilton Anaheim & Towers                            Anaheim             CA         US            1572
Hilton Chicago & Towers                            Chicago             IL         US            1544
The Waldorf-Astoria                                New York            NY         US            1380
Hilton Waikoloa Village                            Waikoloa            HI         US            1240
Hilton Los Angeles Airport                         Los Angeles         CA         US            1236
Hilton Atlanta & Towers                            Atlanta             GA         US            1222
Fontainebleau Hilton Resort & Towers               Miami Beach         FL         US            1206
Hilton Washington & Towers                         Washington          DC         US            1118
500 - 999 ROOMS
Hilton Chicago O'Hara Airport                      Chicago             IL         US             853
Hilton Minneapolis & Towers                        Minneapolis         MN         US             821
Hilton in the WALT DISNEY WORLD Resort             Lake Buena Vista    FL         US             814
Hilton Pittsburgh & Towers                         Pittsburgh          PA         US             713
Pointe Hilton South Mountain Resort                Phoenix             AZ         US             638
Hilton Anchorage                                   Anchorage           AK         US             591
Pointe Hilton Tapatio Cliffs Resort                Phoenix             AZ         US             585
Hilton Beverly Hills                               Beverly Hills       CA         US             581
Pointe Hilton Squaw Peak Resort                    Phoenix             AZ         US             563
Millenium Hilton Next to the World Trade Center    New York            NY         US             561
Capital Hilton                                     Washington          DC         US             544
Hilton Atlanta Airport & Towers                    Atlanta             GA         US             503
Hilton Miami Airport & Towers                      Miami               FL         US             500
300 - 499 ROOMS
Hilton Burbank Airport & Convention Center         Burbank             CA         US             486
Hilton Turtle Bay Resort                           Kahuku-Oahu         HI         US             485
Hilton Palacio del Rio                             San Antonio         TX         US             481
Hilton McLean Tysons Corner                        McLean              VA         US             458
Hilton Portland                                    Portland            OR         US             455
Hilton Rye Town                                    Rye Brook           NY         US             437
Hilton Charlotte & Towers                          Charlotte           NC         US             407
Hilton East Brunswick & Towers                     East Burnswick      NJ         US             405
Hilton DFW Lakes Executive Conference Center       Grapevine           TX         US             395
Hilton Long Beach                                  Long Beach          CA         US             393
Hilton Newark Airport                              Elizabeth           NJ         US             375
Hilton Oakland Airport                             Oakland             CA         US             363
Hilton San Diego Resort                            San Diego           CA         US             357

All'l Tower at the Hilton Hawaiian Village             Honolulu, Oahu          HI         US        348
Hilton New Orleans Airport                             Kenner                  LA         US        317
Hilton Short Hills                                     Short Hills             NJ         US        301
LESS THAN 299 ROOMS
Hilton Pasadena                                        Pasadena                CA         US        291
Hilton Tarrytown                                       Tarrytown               NY         US        246
Hilton Suites Anaheim Orange                           Orange                  CA         US        230
Hilton Suites Phoenix                                  Phoenix                 AZ         US        226
Hilton Suites Auburn Hills                             Auburn Hills            MI         US        224
Hilton Suites Oakbrook Terrace                         Oakbrook Terrace        IL         US        212
Hilton Suites Brentwood                                Brentwood               TN         US        203
The Waldorf Towers                                     New York                NY         US        198
Hilton Inn Southfield                                  Southfield              MI         US        195
Hilton Seattle Airport                                 Seattle                 WA         US        173
The Fontainbleau Towers                                Miami Beach             FL         US

                                             List of Hotels Franchised.
                                             -------------------------
MORE THAN 1000 ROOMS                                   None
590 - 999 Rooms
Hilton Sandestin Beach & Golf Resort                   Destin                  FL         US        598
Hilton Washington Duiles Airport                       Herndon                 VA         US        598
Hilton Parsippany                                      Parsippany              NJ         US        510
300 - 400 ROOMS
Hilton Milwaukee City Center                           Milwaukee               WI         US        478
Hilton Universal City & Towers                         Universal City          CA         US        469
Hilton Baltimore & Towers                              Baltimore               MD         US        439
Hilton Clearwater Beach Resort                         Clearwater              FL         US        426
Hilton Guadalajara                                     Guadalajara                        MX        422
Hilton Arlington Park                                  Arlington Heights       IL         US        420
Hilton Cherry Hill                                     Cherry Hill             NJ         US        408
Hilton Montreal Bonaventure                            Montreal                           CA        395
Hilton Fort Lauderdale Airport                         Dania Beach             FL         US        388
Hilton Hartford                                        Hartford                CT         US        388
Hilton Crystal City at National Airport                Arlington/Crystal       VA         US        386
Hilton San Antonio Airport & Conference Center         San Antonio             TX         US        386
Hilton Boston Back Bay                                 Boston                  MA         US        385
Hilton Inn Sunnyvale                                   Sunnyvale               CA         US        372
Hilton Torrance/South Bay                              Torrance                CA         US        371
Hilton Springfield                                     Springfield             IL         US        367
Hilton Salk Lake City                                  Salt Lake City          UT         US        362
Hilton San Jose & Towers                               San Jose                CA         US        354
Hilton San Diego Mission Valley                        San Diego               CA         US        350
Hilton Kansas City Airport                             Kansas City             MO         US        347
Hilton Harrisburg & Towers                             Harrisburg              PA         US        341
Hilton Valley Forge                                    King of Prussia         PA         US        340
Hilton North Raleigh                                   Raleigh                 NC         US        338
Hilton Woodcliff Lake                                  Woodcliff Lake          NJ         US        336
Hilton St. Petersburg                                  St. Petersburg          FL         US        333
Hilton Philadelphia Airport                            Philadelphia            PA         US        331

Hilton Sacramento Arden West                           Sacramento            CA        US       331
Hilton Concord                                         Concord               CA        US       330
Hilton JFK Airport                                     Jamaica               NY        US       330
Hilton Lafayette & Towers                              Lafayette             LA        US       327
Hilton Oceanfront Resort Hilton Head Island            Hilton Head           SC        US       323
Hilton Orlando/Altamonte Springs                       Altamonte             FL        US       322
The Seelbach Hilton Louisville                         Louisville            KY        US       321
Hilton Woodland Hills & Towers                         Woodland Hills        CA        US       318
Hilton Knoxville                                       Knoxville             TN        US       317
Hilton Newark/Freemont                                 Newark                CA        US       315
Hilton Dallas Parkway                                  Dallas                TX        US       310
Hilton Arlington                                       Arlington             TX        US       309
Hilton Lisle/Naperville                                Lisle                 IL        US       309
Hilton Ontario Airport                                 Ontario               CA        US       309
Hilton Denver Tech South                               Englewood             CO        US       305
Hilton Houston Hobby Airport                           Houston               TX        US       305
Hilton College Station & Conference Center             College Station       TX        US       303
Windsor Hilton                                         Windsor               ON        CA       303
Hilton Huntington                                      Melville              NY        US       302
Hilton Gaithersburg                                    Gaithersburg          MD        US       301
Hilton Wichita Airport Executive Conference Center     Wichita               KS        US       301
Hilton Baton Rouge                                     Baton Rouge           LA        US       300
Hilton Minneapolis/St Paul. Airport                    Bloomington           MN        US       300
Less Than 299 Rooms
Hilton Fort Lauderdale/Sunrise                         Sunrise               FL        US       297
Hilton Cocoa Beach Oceanfront                          Cocoa Beach           FL        US       296
Hilton Charleston North                                North Charleston      SC        US       296
Meadowlands Hilton                                     Secaucas              NJ        US       296
Hilton Houston Westchase & Towers                      Houston               TX        US       294
Hilton Marco Island Beach Resort                       Marco Island          FL        US       294
Hilton Pleasanton at The Club                          Pleasanton            CA        US       294
Hilton Tulsa Southern Hills                            Tulsa                 OK        US       294
Hilton Houston Southwest                               Houston               TX        US       292
Hilton Jacksonville & Towers                           Jacksonville          FL        US       292
Hilton Waterfront Beach Resort                         Huntington Beach      CA        US       290
Hilton Irvine/Orange County Airport                    Irvine                CA        US       289
Hilton Salt Lake City Airport                          Salt Lake City        UT        US       287
Hilton Beaumont                                        Beaumont              TX        US       284
Hilton Greensboro                                      Greensboro            NC        US       281
Hilton Jackson & Conference Center                     Jackson               MS        US       278
Hilton Huntsville                                      Huntsville            AL        US       277
Hilton Atlanta Northeast                               Norcross              GA        US       272
Hilton Eugene & Conference Center                      Eugene                OR        US       272
Hilton El Paso Airport                                 El Paso               TX        US       271
Hilton Wilmington/Christiana                           Newark                DE        US       266
Hilton Albuquerque                                     Albuquerque           NM        US       264
Hilton East Memphis                                    Memphis               TN        US       264
Hilton St. Louis Frontenne                             St. Louis             MO        US       264

Hilton Inn Little Rock                                  Little Rock         AR          US         263
Hilton Mesa Pavilion                                    Mesa                AZ          US         263
Hilton Palm Springs Resort                              Palm Springs        CA          US         260
Hilton Greenville & Towers                              Greenville          SC          US         256
Hilton Phoenix Airport                                  Phoenix             AZ          US         255
Hilton Newark Gateway                                   Newark              NJ          US         253
Hilton San Bernardino                                   San Bernardino      CA          US         251
Hilton Fort Wayne Convention Center                     Fort Wayne          IN          US         250
Hilton Scottsdale Resort & Villas                       Scottsdale          AZ          US         250
Hilton Dedham Place                                     Dedham              MA          US         249
Hilton Midland & Towers                                 Midland             TX          US         249
Hilton Norfolk Airport                                  Norfolk             VA          US         249
Hilton Palm Beach Airport                               West Palm           FL          US         247
Hilton Savannah DeSoto                                  Savannah            GA          US         246
Hilton Sonoma County/Santa Rosa                         Santa Rosa          CA          US         246
Hilton San Diego/Del Mar                                Del Mar             CA          US         245
Hilton Springfield                                      Springfield         VA          US         245
Hilton Northbrook                                       Northbrook          IL          US         244
Hilton Charlotte University Place                       Charlotte           NC          US         243
Hilton Houston Nassau Bay & Marina                      Houston             TX          US         243
Hilton Danbury & Towers                                 Danbury             CT          US         242
Hilton Novi                                             Novi                MI          US         239
Hilton Tampa Airport Westshere                          Tampa               FL          US         238
Hilton Melbourne Airport                                Melbourne           FL          US         237
Hilton Seattle                                          Seattle             WA          US         237
Hilton Fort Lee at the George Washington Bridge         Fort Lee            NJ          US         236
Hilton Knoxville Airport                                Aicoa               TN          US         236
Hilton Fayetteville                                     Fayetteville        AR          US         235
Hilton Tucson East                                      Tucson              AZ          US         233
Hilton Grand Rapids Airport                             Grand Rapids        MI          US         226
Hilton Port of Los Angeles/San Pedro                    San Pedro           CA          US         226
Hilton Allentown                                        Allentown           PA          US         224
Hilton Carson Civic Plaza                               Carson              CA          US         224
Hilton Atlanta Northwest                                Atlanta             GA          US         222
Hilton Deerfield Beach/Boca Raton                       Deerfield Beach     FL          US         221
Hilton Inn North Little Rock Riverfront                 North Little        AR          US         220
Hilton St. Louis Airport                                St. Louis           MO          US         220
Hilton Oklahoma City Northwest                          Oklahoma City       OK          US         218
Hilton Lake Lanier Islands                              Lake Lanier         GA          US         216
Hilton Daytona Beach Oceanfront Resort                  Daytona Beach       FL          US         214
Hilton Toledo                                           Toledo              OH          US         213
Hilton Arlington & Towers                               Arlington           VA          US         209
Hilton Greater Cincinnati Airport                       Florence            KY          US         206
Hilton Monterey                                         Monterey            CA          US         204
Hilton Akron/Fairlawn                                   Akron               OH          US         203
Hilton Las Crucas                                       Las Crucas          NM          US         203
Hilton Whittier                                         Whittier            CA          US         202
Hilton Hot Springs Convention Center                    Hot Springs         AR          US         200

Hilton Waco                                             Waco                TX          US         199
Hilton Southbury                                        Southbury           CT          US         193
Hilton Woodbridge                                       Iselin              NJ          US         198
Hilton Ocala                                            Ocala               FL          US         197
Hilton Durham                                           Durham              NC          US         194
Hilton Washington Embassy Row                           Washington          DC          US         193
Hilton Sioux City                                       Sioux City          IA          US         193
Hilton Cleveland South                                  Cleveland           OH          US         191
Hilton Wilmington North                                 Claymont            DE          US         190
Hilton Santa Maria                                      Santa Maria         CA          US         190
Hilton Austin North & Towers                            Austin              TX          US         189
Hilton Northfield                                       Troy                MI          US         186
Hilton Mystic                                           Mystic              CT          US         184
Hilton Houston Plaza                                    Houston             TX          US         181
Hilton Bellevue                                         Bellevue            WA          US         180
Hilton Lake Placid Resort                               Lake Placid         NY          US         179
Hilton Oshkosh & Convention Center                      Oshkosh             WI          US         179
Hilton Charlotte Executive Park                         Charlotte           NC          US         178
Hilton Key West Resort & Marina                         Key West            FL          US         178
Hilton Wilmington Riverside                             Wilmington          NC          US         178
Hilton Oak Lawn                                         Oak Lawn            IL          US         178
Interstone Partners I, LLP                              Columbus            GA          US         177
Hilton Minneapolis North                                Brooklyn            MN          US         176
Hilton Suites Lexington Green                           Lexington           KY          US         174
Hilton Akron                                            Akron               OH          US         173
Hilton Pikesville                                       Baltimore           MD          US         171
Hilton Canton                                           Canton              OH          US         170
Hilton Lynchburg                                        Lynchburg           VA          US         167
Houston West Hilton Inn                                 Houston             TX          US         165
Hilton Milwaukee River                                  Milwaukee           WI          US         163
Oxnard Hilton Inn                                       Oxnard              CA          US         160
Hilton Richmond Airport                                 Sandston            VA          US         160
Hilton Santa Fe                                         Santa Fe            NM          US         157
Hilton Columbia                                         Columbia            MD          US         152
Hilton Suites Detroit Metro Airport                     Romulus             MI          US         151
Hilton Pearl River                                      Pearl River         NY          US         150
Hilton Galveston Island Resort                          Galveston           TX          US         149
McAllen Airport Hilton Inn                              McAllen             TX          US         149
Hilton Greenville                                       Greenville          NC          US         141
Hilton Palm Beach Oceanfront Resort                     Palm Beach          FL          US         134
Hilton Charleston Harbor Resort                         Mount Pleasant      SC          US         131
Hilton Mexico City Airport                              Mexico City                     MX         129
Hilton Tampa Bay/North Redington Beach Resort           North               FL          US         125
Hilton Virginia Beach Oceanfront                        Virginia Beach      VA          US         124
Hilton Melbourne Beach Oceanfront                       Indialantic         FL          US         113
Hilton Longboat Key Beach Resort                        Longboat Key        FL          US         102
Hilton University of Houston                            Houston             TX          US          86
Sunset Key Guest Cottages at Hilton Key West            Key West            FL          US          37
Resort